UNITED STATES
                            SECURITIES AND EXCHANGE COMMISSION
                                   WASHINGTON, DC 20549


                                         FORM 8-K

                                      CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15 (d) OF THE
                             SECURITIES EXCHANGE ACT OF 1934


              Date of report (Date of earliest event reported) May 13, 1998


                                  TRIARC COMPANIES, INC.
                    --------------------------------------------------
                  (Exact name of registrant as specified in its charter)


             DELAWARE                 1-2207          38-0471180
             -----------------        ------------    ------------------
             (State or other          (Commission     (I.R.S. Employer
             jurisdiction of          File No.)       Identification No.)
             incorporation of
             organization)


             280 Park Avenue
             New York, NY                                           10017
             ---------------------------------------            -------------
             (Address of principal executive office)              (Zip Code)


             Registrant's telephone number, including area code: (212) 451-3000


             ---------------------------------------            ---------------
             (Former name or former address,                      (Zip Code)
              if changed since last report)


                                      Page 1 of 3 Pages
                               Exhibit Index appears on Page 3


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

        (c)  Exhibits

        10.1 - Triarc's 1998 Equity Participation Plan, as currently in effect.

        10.2 - Form of Non-Incentive Stock Option Agreement under Triarc's 1998 Equity Participation Plan.

        10.3 - Letter agreement, dated as of March 10, 1998, between Triarc and John L. Barnes, Jr.

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf by the undersigned hereunto duly authorized.


                                      TRIARC COMPANIES, INC.



                                      By: BRIAN L. SCHORR
                                          Brian L. Schorr
                                          Executive Vice President

Dated: May 13, 1998


                                            EXHIBIT

Exhibit
   No.              Description                                         Page No.

10.1 Triarc's 1998 Equity Participation Plan, as currently in effect.

10.2           Form of Non-Incentive Stock Option Agreement under
               Triarc's 1998 Equity Participation Plan.

10.3 Letter agreement, dated as of March 10, 1998, between Triarc and John L. Barnes, Jr.